SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        -------------------------------

         Date of Report (Date of earliest event reported): May 22, 2000


                               MEDIQ Incorporated
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             (Exact name of registrant as specified in its charter)

             Delaware                                  1-8147                                 51-0219413
   (State of other jurisdiction                      (Commission                             (IRS Employer
         of incorporation)                           File Number)                          Identification No.)

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                                 One MEDIQ Plaza
                          Pennsauken, New Jersey 08110
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           (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code (856) 662-3200
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index on page 4


                                     Page 1


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Item 5.  Other Events.

     MEDIQ Incorporated will not file its quarterly report for its fiscal quarter ending March 31, 2000, on its May 22nd deadline for making such filing.
The facts and circumstances giving rise to such event are described in the statement of MEDIQ Incorporated, dated May 22, 2000, which is filed as Exhibit
5.1 hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

5.1  Statement of MEDIQ Incorporated, dated as of May 22, 2000.






                                     Page 2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        MEDIQ INCORPORATED



                        By: /S/ Kenneth K. Kreider
                            --------------------------------
                        Name:  Kenneth K. Kreider
                        Title: Senior Vice President and Chief Financial Officer




Dated:   May 22, 2000






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                                  EXHIBIT INDEX

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
      Exhibit No.                                     Document                                        Page
      -----------                                     --------                                        ----
          5.1                  Statement of MEDIQ Incorporated, dated as of May 22, 2000                5











                                     Page 4

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               Statement of MEDIQ Incorporated, dated May 22, 2000

Delays in Completing Audit for Fiscal 1999 and Filing of Annual Report for Fiscal 1999 and Quarterly Reports for First and Second Quarters of Fiscal 2000

On January 13, 2000, we reported on Form 8-K (the "January 8K") that as a result of unforeseen delays in the collection and review of information and documents necessary to complete our year-end audit for the fiscal year ending on September 30, 1999, we were unable to file our annual report on Form 10-K on a timely basis. We encountered such delays when our outside auditors informed our Audit Committee that they were concerned with our treatment of certain items and whether they had received all material information pertinent to the 1999 audit.

On February 15, 2000, we reported on Form 8-K (the "February 8K") that as a result of delays in completing our September 30, 1999 financial statements, we were unable to file our quarterly report for the first quarter of fiscal 2000.

On May 16, 2000, we requested an extension for the filing of our second quarter report for fiscal 2000 with the SEC because we had not yet filed our annual report for fiscal 1999 and our first quarter report for fiscal 2000. As a result of continued delays in completing these reports, we will not file our second quarter report for fiscal 2000 within the extended time period that ends today. Our ability to make this filing depends upon the completion of the annual report for fiscal 1999 and first quarter report for fiscal 2000.

As reported in the January 8k and the February 8K, our ability to file our annual and quarterly reports and to restate our financial statements for earlier periods to the extent necessary depends upon our ability to (1) complete an independent investigation into accounting issues and identify appropriate remedial action, in each case to the satisfaction of our Audit Committee, (2) finalize our September 30, 1999 financial statements and (3) obtain the report of our outside auditors as to such financial statements.

On May 5, 2000, we reported on Form 8-K that we completed the independent investigation referred to in the preceding paragraph to the satisfaction of our Audit Committee and, we are hopeful, to our auditors. We further reported that we hope to (1) finalize our year-end and restated financial statements for earlier periods to the extent necessary in the near future, (2) have our outside auditors complete the 1999 audit expediently and issue their report as to our year-end financials, and (3) file our annual and quarterly reports in the near future. There can be no assurances, however, that our outside auditors will complete their audit and issue their report.

This filing contains forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, each of which involves risks and uncertainties that may affect our business and prospects. Such forward-looking statements include, without limitation, our ability to file our annual report within the time frame discussed above. Investors should consult the Corporation's ongoing interim and quarterly filings and annual reports for additional information on risks and uncertainties relating to forward-looking statements. Investors are cautioned not to rely on these forward-looking statements. We do not undertake to update these forward-looking statements.








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